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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) April 8, 2005

                           Blue River Bancshares, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

           0-24501                                     35-2016637
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   (Commission File Number)                (IRS Employer Identification No.)


 29 E. Washington Street, Shelbyville, Indiana                46176
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    (Address of Principal Executive Offices)                (Zip Code)

                                 (317) 398-9721
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ]   Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On April 8, 2005, the Compensation Committee of the Board of Directors of Blue River Bancshares, Inc. (the "Registrant") set the annual base salary for 2005 for Russell Breeden, III, the President, Chief Executive Officer and Chairman of the Board of Directors of the Registrant. Mr. Breeden will receive an annual salary of $200,000 and will be eligible to participate in the employee welfare benefit plans of the Registrant, in accordance with their terms and conditions of participation. Mr. Breeden's salary is retroactive to April 1, 2005. Mr. Breeden will not receive any additional payments for his service as a member of the Board of Directors of the Registrant during 2005.

     The Board of Directors has approved the employment of Steven R. Abel, a director of the Registrant, as the Chief Credit Officer of its banking subsidiary, Shelby County Bank. Mr. Abel will receive an annual salary of $39,000.00, and will be eligible to participate in the employee welfare benefit plans of the Registrant, in accordance with their terms and conditions of participation. Mr. Abel will not receive any additional payments for his service as a member of the Board of Directors of the Registrant during 2005.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BLUE RIVER BANCSHARES, INC.
                                  (Registrant)


Date: April 12, 2005              By:  /s/ Russell Breeden, III
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                                           Russell Breeden, III
                                           Chairman and Chief Executive Officer